                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant:                            [X]
Filed by a Party other than the Registrant:     [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Materials Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           SPAGHETTI WAREHOUSE, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

                           SPAGHETTI WAREHOUSE, INC.
--------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
       Item 22(a)(2) of Schedule 14A.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)   Title of each class of securities to which transaction applies:

       2)   Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined:

       4)   Proposed maximum aggregate value of transaction:

       5)   Total fee paid:

[ ]    Fee paid previously by written preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)   Amount Previously Paid:
       2)   Form, Schedule or Registration Statement No.:
       3)   Filing Party:
       4)   Date Filed:

                           SPAGHETTI WAREHOUSE, INC.
                                 402 WEST I-30
                             GARLAND, TEXAS  75043

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 28, 1997


To the Shareholders of Spaghetti Warehouse, Inc.:

     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Shareholders (the "Annual Meeting") of Spaghetti Warehouse, Inc., a Texas corporation (the "Company"), will be held at 1815 N. Market Street, Dallas, Texas on the second floor on the 28th day of October, 1997, at 10:00 a.m. (local time) for the following purposes:

          1. To elect ten (10) directors to hold office until the next annual election of directors by shareholders or until their respective successors shall have been duly elected and shall have qualified;

          2. To transact any and all other business that may properly come before the meeting or any adjournment(s) thereof.

     The Board of Directors has fixed the close of business on September 12, 1997 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at such meeting or any adjournment(s) thereof. Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at such meeting. The stock transfer books will not be closed. A list of shareholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for ten (10) days prior to the Annual Meeting.

     You are cordially invited to attend the meeting; WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, HOWEVER, YOU ARE URGED TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED FORM OF PROXY PROMPTLY SO THAT YOUR SHARES OF STOCK MAY BE REPRESENTED AND VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE MEETING. Your proxy will be returned to you if you should be present at the meeting and should request its return in the manner provided for revocation of proxies on the initial page of the enclosed proxy statement.

                              BY ORDER OF THE BOARD OF DIRECTORS



                              H. G. Carrington, Jr., Secretary


September 23, 1997

                           SPAGHETTI WAREHOUSE, INC.
                                 402 WEST I-30
                             GARLAND, TEXAS  75043

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD OCTOBER 28, 1997

                          ---------------------------

                         SOLICITATION AND REVOCABILITY
                                  OF PROXIES

     The accompanying proxy is solicited by the Board of Directors on behalf of Spaghetti Warehouse, Inc., a Texas corporation (the "Company"), to be voted at the 1997 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on October 28, 1997, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the "Notice") and at any adjournment(s) thereof. WHEN PROXIES IN THE ACCOMPANYING FORM ARE PROPERLY EXECUTED AND RECEIVED, THE SHARES REPRESENTED THEREBY WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE DIRECTIONS NOTED THEREON; IF NO DIRECTION IS INDICATED, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTERS REFERRED TO IN PROPOSAL 2 SET FORTH IN THE NOTICE.

     The executive offices of the Company are located at, and the mailing address of the Company is, 402 West I-30, Garland, Texas 75043.

     Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the shareholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with their judgment on such matters.

     This proxy statement (the "Proxy Statement") and accompanying form of proxy are being mailed on or about September 23, 1997. The Company's Annual Report on Form 10-K, which serves as the Annual Report to Shareholders, covering the Company's fiscal year ended June 29, 1997, is enclosed herewith, but does not form any part of the materials for solicitation of proxies.

     Any shareholder of the Company giving a proxy has the unconditional right to revoke his proxy at any time prior to the voting thereof either in person at the Annual Meeting by delivering a duly executed proxy bearing a later date or by giving written notice of revocation to the Company addressed to H. G. Carrington, Jr., Secretary, Spaghetti Warehouse, Inc., 402 West I-30, Garland, Texas 75043; no such revocation shall be effective, however, until such notice of revocation has been received by the Company at or prior to the Annual Meeting.

     In addition to the solicitation of proxies by use of the mail, officers and regular employees of the Company may solicit the return of proxies, either by mail, telephone, telegraph, or through personal contact. Such officers and employees will not be additionally compensated but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries will, in connection with shares of Common Stock, par value $.01 per share (the "Common Stock"), registered in their names, be requested to forward solicitation material to the beneficial owners of such shares of Common Stock.

     The cost of preparing, printing, assembling, and mailing the Annual Report, the Notice, this Proxy Statement, and the enclosed form of proxy, as well as the cost of forwarding solicitation materials to the beneficial owners of shares of the Common Stock, and other costs of solicitation, will be borne by the Company.

                               QUORUM AND VOTING

     The record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting was the close on business of September 12, 1997 (the "Record Date"). On the Record Date, there were 5,655,494 shares of Common Stock issued and outstanding.

     Each shareholder of Common Stock is entitled to one vote on all matters to be acted upon at the meeting and neither the Company's Amended and Restated Articles of Incorporation, as amended, nor its Second Amended and Restated Bylaws, as amended, allow for cumulative voting rights. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented. Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock voting at the meeting is required for the election of directors.

     Pursuant to the provisions of the Texas Business Corporation Act, the Second Amended and Restated Bylaws, as amended, of the Company provide that abstentions and broker non-votes will be counted for purposes of determining a quorum, but shall not be counted as voting for purposes of determining whether a proposal has received the necessary number of votes for approval of the proposal.

           PRINCIPAL SHAREHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of Common Stock as of the Record Date by (i) each director of the Company; (ii) each Named Executive Officer (as defined in "Election of Directors--Compensation of Executive Officers"); (iii) all present executive officers and directors of the Company as a group; and (iv) each other person known to the Company to own beneficially more than five percent (5%) of the Common Stock.


                                                   BENEFICIAL OWNERSHIP (1)
                                             ----------------------------------

    NAME OF BENEFICIAL OWNER                 NUMBER OF SHARES        PERCENTAGE
    ------------------------                 ----------------        ----------

    Private Capital Management, Inc. (2)       789,900 (3)                14.0%

    Salem Investment Counselors, Inc. (4)      339,217                     6.0%

    Dimensional Fund Advisors Inc. (5)         375,642 (6)                 6.6%

    Fleet Financial Group, Inc. (7)            353,100 (8)                 6.2%

    Ryback Management Corporation (9)          842,800 (10)               14.9%

    Phillip Ratner                             232,303 (11)(12)            4.0%

    H.G. Carrington, Jr.                        81,060 (13)(14)            1.4%

    K. Dieter Esch                              44,752 (15)                  *

    Gary J. Gay                                 19,587 (16)                  *

    Robert L. Purple                               -0-                       *

    Gary L. Suit                                10,667 (17)                  *

    C. Cleave Buchanan, Jr.                      4,171 (18)                  *

    Frank Cuellar, Jr.                          14,140 (19)                  *

    John T. Ellis                              175,414 (20)(21)            3.1%

    Robert R. Hawk                               8,100                       *

    Peter Hnatiw                                10,172 (22)                  *

    James F. Moore                               4,171 (18)                  *

    Cynthia I. Pharr                            10,202 (23)                  *

    William B. Rea, Jr.                         26,896 (24)                  *

    All executive officers and directors
    as a group (17 persons)                    678,361 (12)(14)(20)(25)   11.1%



*Less than 1%

(1) Unless otherwise indicated, each person or group has sole voting and investment power with respect to all such shares.
(2) Private Capital Management, Inc. forms part of a group that consists of Private Capital Management, Inc. and The Entrepreneurial Value Fund L.P. The business address of both Private Capital Management, Inc. and The Entrepreneurial Value Fund, L.P. is 3003 Tamiami Trail N, Suite 360, Naples, Florida 34102.
(3) Includes 789,900 shares of which Private Capital Management, Inc. shares investment power with Bruce S. Sherman.
(4) The business address of Salem Investment Counselors, Inc. is P.O. Box 25427, Winston-Salem, North Carolina 27114-5427.
(5) The business address of Dimensional Fund Advisors Inc. ("Dimensional") is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.
     Dimensional, a registered investment advisor, is deemed to have beneficial ownership of 375,642 shares of Spaghetti Warehouse stock as of June 30, 1997, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of The DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and the DFA Participating Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.
(6) Persons who are officers of Dimensional also serve as officers of DFA Investment Dimensions Group Inc., (the "Fund") and The DFA Investment Trust Company (the "Trust"), each an open-end management investment company registered under the Investment Company Act of 1940. In their capacity as officers of the Fund and the Trust, these persons vote 52,400 additional shares which are owned by the Fund and 58,200 shares which are owned by the Trust.
(7) The business address of Fleet Financial Group, Inc. ("Fleet") is One Federal Street, Boston, Massachusetts 02211.
(8) Includes 89,800 shares of which Fleet shares voting power with Ohio Police & Fireman's Pension Fund and 7,000 shares of which Fleet shares voting power with United Methodist Church Endowment Fund.
(9)  The business address of Ryback Management Corporation ("Ryback") is
     7711 Carondelet Avenue, Suite 700, Saint Louis, Missouri 63105.
(10) Based on information furnished by Ryback to the Company. Ryback, as investment advisor to Linder Growth Fund and Linder Dividend Fund, has sole dispositive and voting power over 842,800 shares of Common Stock.
(11) Includes 225,000 shares issuable pursuant to the exercise of stock options within 60 days of the Record Date.
(12) Includes 7,303 shares of which Mr. Ratner shares both voting and investment power with his wife, Dena Ratner.
(13) Includes 76,776 shares issuable pursuant to the exercise of stock options within 60 days of the Record Date.
(14) Includes 3,684 shares of which Mr. Carrington shares both voting and investment power with his wife, Ricki L. Carrington, and 300 shares held in each of the individual retirement accounts for H.G. Carrington, Jr. and Ricki L. Carrington, respectively.
(15) Includes 42,692 shares issuable pursuant to the exercise of stock options within 60 days of the Record Date.

(16) Includes 17,367 shares issuable pursuant to the exercise of stock options within 60 days of the Record Date.
(17) Includes 10,667 shares issuable pursuant to the exercise of stock options within 60 days of the Record Date.
(18) Includes 4,171 shares issuable pursuant to the exercise of stock options within 60 days of the Record Date.
(19) Includes 12,672 shares issuable pursuant to the exercise of stock options within 60 days of the Record Date.
(20) Includes 81,758 and 82,984 shares held by the John T. Ellis Trust of 1989 and the Nancy M. Ellis Trust of 1989, respectively, of which John T. Ellis is trustee.
(21) Includes 10,672 shares issuable pursuant to the exercise of stock options within 60 days of the Record Date.
(22) Includes 8,172 shares issuable pursuant to the exercise of stock options exercisable within 60 days of the Record Date.
(23) Includes 10,172 shares issuable pursuant to the exercise of stock options exercisable within 60 days of the Record Date.
(24) Includes 6,896 shares issuable pursuant to the exercise of stock options exercisable within 60 days of the Record Date.
(25) Includes an aggregate of 461,582 shares issuable pursuant to the exercise of stock options within 60 days of the Record Date.


                             ELECTION OF DIRECTORS
                                 (PROPOSAL 1)

     The Second Amended and Restated Bylaws, as amended, of the Company provide that the number of directors that shall constitute the whole board shall be not less than three (3) nor more than ten (10). By resolution of the Board of Directors, at its meeting on August 26, 1997, the number of directors comprising the Board of Directors has been set at ten (10).

NOMINEES

     Unless otherwise directed in the enclosed proxy, it is the intention of the persons named in such proxy to nominate and to vote the shares represented by such proxy for the election of the following named nominees for the office of director of the Company, to hold office until the next annual meeting of shareholders or until their respective successors shall have been duly elected and shall have qualified. Each of the nominees is presently a director of the Company.

     Information regarding each nominee is set forth in the table and text below:



                                      PRINCIPAL                  YEAR FIRST
                                    OCCUPATION &                   ELECTED       PRESENT
    NOMINEE              AGE      BUSINESS ADDRESS                DIRECTOR    OFFICE(S) HELD
    -------              ---      ----------------               ----------   --------------
Phillip Ratner            53      Chairman of the Board,            1994      Chairman of the
                                  President, Chief Executive                  Board, President,
                                  Officer and Director                        Chief Executive
                                  Spaghetti Warehouse, Inc.                   Officer and
                                  402 West I-30                               Director
                                  Garland, Texas 75043

H. G. Carrington, Jr.     42      Executive Vice President, Chief   1990      Executive Vice
                                  Financial Officer, Secretary                President, Chief
                                  and Director                                Financial
                                  Spaghetti Warehouse, Inc.                   Officer,
                                  402 West I-30                               Secretary and
                                  Garland, Texas 75043                        Director

C. Cleave Buchanan, Jr.   52      President                         1995      Director
                                  Southbrook Capital
                                  13111 North Central Expressway
                                  Suite 300
                                  Dallas, Texas 75243

Frank Cuellar, Jr.        67      President and Director            1985      Director
                                  Frank Cuellar & Sons, Inc.
                                  8315 Inwood Drive
                                  Dallas, Texas 75209

John T. Ellis             73      Personal Investments              1981      Director
                                  4488 S. Atlantic Ave.
                                  Ponce Inlet, Florida 32127

Robert R. Hawk            70      Personal Investments              1972      Director
                                  402 West I-30
                                  Garland, Texas 75043

Peter Hnatiw              49      President                         1992      Director
                                  Esplanade Restaurants Ltd.
                                  54 The Esplanade, Suite 201
                                  Toronto, Ontario M5E 1A6
                                  CANADA

James F. Moore            62      President                         1995      Director
                                  Moore Idea's, Inc.
                                  1012 Creek Crossing
                                  Coppell, Texas 75019

                                      PRINCIPAL                  YEAR FIRST
                                    OCCUPATION &                   ELECTED       PRESENT
    NOMINEE              AGE      BUSINESS ADDRESS                DIRECTOR    OFFICE(S) HELD
    -------              ---      ----------------               ----------   --------------
Cynthia I. Pharr         48       President                         1991      Director
                                  C. Pharr & Company
                                  3030 LBJ Freeway
                                  Suite 1670
                                  Dallas, Texas 75234

William B. Rea, Jr.      52       Chief Financial Officer           1984      Director
                                  Texas Roadhouse Holdings, LLC
                                  9000 Wessex Place, Suite 301
                                  Louisville, Kentucky 40222

     Mr. Phillip Ratner entered into an employment agreement with the Company to become President and Chief Executive Officer in June 1994. Mr. Ratner was elected as a director of the Company in August 1994 and was elected Chairman of the Board in January 1996. Prior to that time, Mr. Ratner served as President (from 1985) and Chief Executive Officer (from 1987) of Acapulco Restaurants, Inc. ("Acapulco"), a 50-unit casual Mexican dinner-house chain based in Long Beach, California. Acapulco is a division of Restaurant Associates Corp. Mr. Ratner served as Executive Vice President of Operations of Acapulco from 1984 until 1985. Prior to his association with Acapulco, Mr. Ratner was employed by El Torito, a Mexican dinner-house chain, from 1979 until 1984, serving most recently as Executive Vice President of Operations from 1982 to 1984. Mr. Ratner is a director of Roadhouse Grill, Inc., which operates and franchises Roadhouse Grill restaurants.

     Mr. H. G. Carrington, Jr., a director since March 1990, became Senior Vice President, Chief Financial Officer and Secretary of the Company in August 1993. Mr. Carrington was elected Executive Vice President in March 1996. Mr. Carrington was Senior Vice President of NationsBank Investment Banking from January 1993 to August 1993. He was Managing Director-Corporate Finance of Price Waterhouse, an accounting firm, from May 1990 to January 1993.

     Mr. C. Cleave Buchanan, Jr., a director since July 1995, has served as President of Southbrook Capital, a privately-held investment company, since August 1996. In June 1997, Mr. Buchanan became Chairman and Chief Executive Officer of USA Connect, a privately-held company that provides internet services to the public. From February 1993 to August 1996, Mr. Buchanan served as Executive Vice President of FFSC, Inc., a privately-held company that designs, manufactures and sells consumer products to the wholesale market. FFSC, Inc. filed a petition under Chapter 11 of the Bankruptcy code in March 1996. Prior to joining FFSC, Inc., Mr. Buchanan was a shareholder in Jenkens and Gilchrist, a Dallas-based law firm from 1971 through 1993. Since 1993 Mr. Buchanan has served as a managing member of FF Tower L.C., a Texas limited liability company that owns and manages commercial real estate in Dallas Texas. Since 1985, Mr. Buchanan has served as General Partner of Ogre Partners, Ltd., a limited partnership that owns and markets proprietary computer software programs to the oil and gas industry under the tradename DPC&A.

     Mr. Frank Cuellar, Jr., a director since August 1985, has served as President, since 1994, and as a director, since 1977, of Frank Cuellar & Sons, Inc., a Dallas, Texas real estate investment company. From 1977 to 1994, Mr. Cuellar served as Secretary and Treasurer of Frank Cuellar & Sons, Inc. Mr. Cuellar served as Senior Vice President, Secretary and Treasurer of El Chico Corporation from 1966 to 1977.

     Mr. John T. Ellis, a director since September 1981, was the Director of Leasing for the Tandy Center of Tandy Corporation, Fort Worth, Texas, a retail and computer company, from August 1975 until his retirement in June 1983. Mr. Ellis, a founding investor of the Company, has a total of 16 years of retail management experience with Tandy Corporation and Pier One Imports. Since the time of his retirement, Mr. Ellis has been engaged in personal investments as his principal occupation. Mr. Ellis has been engaged as a consultant to the Company since October 1996.

     Mr. Robert R. Hawk, founder of the Company, served as Chairman of the Board from the Company's organization in 1972 until October 1993. At the 1993 Annual Meeting in October 1993, Mr. Hawk retired as Chairman of the Board. In January 1994 he was reappointed Chairman of the Board and served in such capacity until January 1996. Mr. Hawk served as President of the Company from the Company's organization in 1972 until July 1991 and then as interim President and interim Chief Executive Officer from January 1994 until August 1994 when Mr. Phillip Ratner was elected President and Chief Executive Officer. Mr. Hawk was one of the founders of Pier One Imports and served in various capacities from Merchandising Manager to Vice President from 1962 to 1973. Since January 1996, Mr. Hawk has been engaged as a consultant to the Company. His principal occupation is personal investments.

     Mr. Peter Hnatiw, a director since 1992, has been, since 1981, the President of Esplanade Restaurants Ltd., a Canadian restaurant corporation that operates several restaurant concepts, one of which is The Old Spaghetti Factory restaurant in Toronto, Canada, which is a franchisee of Old Spaghetti Factory Canada Ltd., the Company's wholly owned Canadian subsidiary.

     Mr. James F. Moore, a director since July 1995, has been the President of Moore Idea's, Inc., a company that specializes in professional speaking and leading seminars, since January 1994. Mr. Moore also serves as a consultant to the hospitality industry. Prior to founding Moore Idea's Inc., Mr. Moore was employed by Restaurant Enterprises Group, Inc. from 1980 to 1994, most recently serving as President of its Far West Concepts restaurants.

     Ms. Cynthia I. Pharr, a director since August 1991, has been President of
C. Pharr & Company since February 1993. Ms. Pharr was President of Tracy Locke/Pharr Public Relations from April 1989 to January 1993. Through her current firm and other public relations firms she has served as President, Ms. Pharr has provided communications, marketing, financial relations and issues management counsel to numerous restaurant companies, as well as clients in other industries. Ms. Pharr is a director of Showbiz Pizza Time, Inc.

     Mr. William B. Rea, Jr., a director since 1984, has been, since August 1997, Chief Financial Officer for Texas Roadhouse Holdings, LLC, which operates Texas Roadhouse restaurants. He served as Controller of Main Waters Management, Inc., a restaurant and outdoor advertising company, from January 1996 to July 1997. From August 1993 to December 1995, Mr. Rea served as Vice President, Chief Financial Officer and a director of Pollo Tropical, Inc., a restaurant chain. Mr. Rea served as Vice President-Finance of the Company from September 1984 to August 1993, and served as Secretary of the Company from October 1985 to August 1993.

     If elected as a director of the Company, each director will hold office until next year's annual meeting of shareholders, expected to be held in October 1998, or until his or her respective successor is elected and has qualified.

     The Board of Directors does not contemplate that any of the above-named nominees for director will refuse or be unable to accept election as a director of the Company, or be unable to serve as a director of the Company. Should any of them become unavailable for nomination or election or refuse to be nominated or to accept election as a director of the Company, then the persons named in the enclosed form of proxy intend to vote the shares represented in such proxy for the election of such other person or persons as may be nominated or designated by the Board of Directors. No nominee is related by blood, marriage, or adoption to another nominee or to any executive officer of the Company or its subsidiaries or affiliates.

BOARD COMMITTEES AND MEETINGS

     The Board of Directors has a standing Audit Committee currently comprised of Frank Cuellar, Jr., Cynthia I. Pharr and William B. Rea, Jr. The Audit Committee is responsible for consulting with the Company's independent auditors with regard to the adequacy of internal controls and the plan of audit, and also for reviewing the audit report and management letter. The Audit Committee held two meetings during the fiscal year ended June 29, 1997.

     The Board of Directors has a standing Compensation Committee currently comprised of Frank Cuellar, Jr., C. Cleave Buchanan, Jr., Peter Hnatiw,
Cynthia I. Pharr and William B. Rea, Jr. The Compensation Committee is responsible for the review and approval of the compensation levels of executive officers of the Company, the evaluation of the performance of the executive officers, the consideration of senior management succession issues and any related matters for the Company. The Compensation Committee held one meeting during the fiscal year ended June 29, 1997.

     The Board of Directors has a standing Incentive Stock Option Committee composed of James F. Moore, Frank Cuellar, Jr. and Cynthia I. Pharr. The Incentive Stock Option Committee is responsible for the granting of stock options under the 1990 Incentive Stock Option Plan and the Spaghetti Warehouse, Inc. 1992 Bonus Stock Option Plan (the "1992 Bonus Plan"), as well as the interpretation of such plans. The Incentive Stock Option Committee held four meetings during the fiscal year ended June 29, 1997.

     The Board of Directors does not have a standing Nominating Committee.

     The Board of Directors held 10 meetings during the fiscal year ended
June 29, 1997, including four regularly scheduled quarterly meetings and six special telephonic meetings. During fiscal 1997, each director attended all of the meetings of the Board of Directors during the time that he or she served as director with the exceptions of Mr. Robert Hawk and Mr. C. Cleave Buchanan who each attended nine of the 10 meetings. All directors attended all meetings of the Board Committees on which they served.

DIRECTOR COMPENSATION

     The Company pays each nonemployee director a $3,000 annual retainer, plus a $3,000 fee for each regularly scheduled quarterly meeting of the Board of Directors attended, and a $150 fee per hour for each meeting of a Board Committee attended (if such Board Committee meeting is not on the same day as a Board of Directors meeting), and reimburses such persons for their out-of-pocket expenses. Directors are not compensated for attending special telephonic meetings. Directors who are also employees of the Company are not compensated for their services as directors, but are reimbursed for travel expenses incurred in attending meetings.

     Pursuant to the 1991 Nonemployee Director Plan of Spaghetti Warehouse, Inc., upon being elected a director to the Company, each nonemployee director of the Company receives an initial nonqualified stock option exercisable for 5,000 shares of Common Stock at the fair market value thereof on the date of grant. Subsequently, on the date of each annual meeting of shareholders after such directors' initial option shall have fully vested, each such director shall receive a nonqualified option to purchase 1,000 shares of Common Stock at the fair market value thereof on the date of grant. Initial options vest 20% on the date of each annual meeting of shareholders. Subsequent options vest in full on their date of grant.

     Mr. Robert Hawk and the Company have entered into an employment agreement. Under such agreement, Mr. Hawk is paid an annual salary of approximately $26,780, and pursuant to which he provides certain advisory and consulting services to the Company. The agreement expires on the death of Mr. Hawk and is otherwise terminable upon the agreement of Mr. Hawk and the Company. Under the terms of such agreement, Mr. Hawk has agreed not to become, during the term of the agreement, an employee, director, independent contractor or agent of any entity that owns, operates or manages a restaurant business similar to the Company.

     Mr. John T. Ellis and the Company have entered into an employment agreement. Under such agreement, Mr. Ellis is paid an annual salary of $7,000. Pursuant to such agreement, Mr. Ellis provides certain advisory and consulting services to the Company. This agreement terminates upon (i) the date Mr. Ellis is no longer serving as a director of the Company, (ii) the end of a given fiscal year of the Company, so long as the Company has given Mr. Ellis at least 30 days' notice of such termination prior to the end of such fiscal year, or
(iii) immediately upon notice of termination of the agreement by Mr. Ellis. Under such agreement, Mr. Ellis agreed not to become, during the term of such agreement, an employee, director, independent contractor or agent of any entity that owns, operates or manages a restaurant business similar to the Company.

EXECUTIVE OFFICERS

     The table below sets forth the name, age, current position with the Company, and the principal occupation during the last five years of each executive officer of the Company and the year he or she first became an executive officer of the Company. Information with respect to Messrs. Phillip Ratner and H. G. Carrington, Jr. is set forth above under the caption "Nominees."

                                                     EXECUTIVE
                                                      OFFICER      PRINCIPAL OCCUPATION
         NAME            AGE    CURRENT POSITION       SINCE      DURING LAST FIVE YEARS
         ----            ---    ----------------     ---------    ----------------------

Peter Buckley            41     President - OSF         1992      President - OSF Canada.
                                Canada                            Previously, President of
                                                                  Old Spaghetti Factory
                                                                  (Western), Ltd. (1990-1992).

K. Dieter Esch           59     Vice President -        1995      Vice President - Purchasing
                                Purchasing and                    & Development. Previously,
                                Development                       Vice President - Operations
                                                                  of the Company (1995-1996),
                                                                  Director of Operations of
                                                                  the Company (1994-1995),
                                                                  and Director of Old
                                                                  Merchandise Company
                                                                  (1992-1994).

                                                     EXECUTIVE
                                                      OFFICER      PRINCIPAL OCCUPATION
         NAME            AGE    CURRENT POSITION       SINCE      DURING LAST FIVE YEARS
         ----            ---    ----------------     ---------    ----------------------

Garry J. Gay             42     Vice President-         1996      Vice President - Human
                                Human Resources                   Resources.  Previously,
                                                                  Director of Human Resources
                                                                  of the Company (1996),
                                                                  Director of Operations of
                                                                  the Company (1994-1996),
                                                                  and Regional Operations
                                                                  Director of the Company
                                                                  (1990-1994).

Gary L. Suit             47     Vice President-         1996      Vice President -
                                Operations                        Operations. Previously,
                                                                  Director of Operations of
                                                                  the Company (1996),
                                                                  Regional Operations
                                                                  Director of the Company
                                                                  (1995-1996), Regional
                                                                  Director of Operations for
                                                                  Acapulco Restaurants
                                                                  (1994-1995), President of
                                                                  Loli's Restaurant
                                                                  (1989-1993), and Regional
                                                                  Vice President for El
                                                                  Torito (1985-1989).

Thomas C. Walker, Jr.    39     Vice President -        1997      Vice President - Marketing.
                                Marketing                         Previously, Field Marketing
                                                                  Manager of El Chico
                                                                  Restaurants, Inc.
                                                                  (1993-1997), Account
                                                                  Supervisor for Admark
                                                                  (1993), and Account
                                                                  Supervisor for Wells, Rich,
                                                                  Green/BDDP (1991-1993).

Robert E. Bodnar         30     Treasurer and           1996      Treasurer and Controller.
                                Controller                        Previously, Director of
                                                                  Financial Planning of the
                                                                  Company (1993-1996),
                                                                  Assistant Controller of the
                                                                  Company (1992-1993), and
                                                                  auditor for KPMG Peat
                                                                  Marwick LLP (1989-1992).

COMPENSATION OF EXECUTIVE OFFICERS

     The total compensation paid for each of the three fiscal years ended
June 29, 1997, June 30, 1996, and July 2, 1995 to the Chief Executive Officer, Mr. Phillip Ratner, and to the other most highly paid executive officers who received cash compensation in excess of $100,000 for the fiscal year ended
June 29, 1997 (collectively, the "Named Executive Officers"), is set forth below in the following Summary Compensation Table:

                          SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM
                                                                            COMPENSATION
                                   ANNUAL COMPENSATION                         AWARDS
                                  ----------------------                   --------------
                                                                             SECURITIES
NAME & PRINCIPAL        FISCAL                              OTHER ANNUAL     UNDERLYING      ALL OTHER
 POSITION                YEAR     SALARY       BONUS (1)    COMPENSATION   OPTIONS(#) (2)   COMPENSATION
----------------------  ------   -----------------------    ------------   --------------   ------------

Phillip Ratner           1997    $254,200       $79,068          (3)           100,000       $20,800 (5)
 Chairman of the         1996     239,200        33,000          (3)           300,000 (4)    20,800 (5)
 Board, President,       1995     249,600        50,000          (3)               -0-        26,495 (5)
 Chief Executive
 Officer and Director

H.G. Carrington, Jr.     1997     127,000        51,000          (3)             7,500        23,000 (7)
 Executive Vice          1996     122,315        17,000          (3)            80,000 (6)    15,700 (7)
 President, Chief        1995     118,500        26,500          (3)            23,000         6,500 (7)
 Financial Officer
 and Director

K. Dieter Esch (8)       1997     104,900        18,000          (3)               -0-         5,100 (10)
 Vice President -        1996     101,100         9,000          (3)            47,025 (9)     3,900 (10)
 Purchasing and          1995      79,433        22,000          (3)            23,000         1,950 (10)
 Development

Garry J. Gay (11)        1997      94,231        20,000          (3)             6,500           -0-
 Vice President -        1996      90,000         9,000          (3)            22,700 (12)      -0-
 Human Resources         1995      85,000        15,303          (3)            13,000           -0-

Gary L. Suit (13)        1997      97,600        43,000          (3)            15,000         2,400 (14)
 Vice President -        1996      70,658        22,320          (3)            18,000           -0-
 Operations              1995      23,400         7,755          (3)             2,000           -0-

Robert L. Purple (15)    1997     118,442        10,000          (3)               -0-         1,650 (17)
 Vice President -        1996     113,050         9,000          (3)            25,000 (16)   26,950 (17)
 Marketing               1995      15,481           -0-          (3)            25,000           -0-

_______________________

(1) Pursuant to the 1992 Bonus Plan, each employee of the Company that is eligible for a bonus under the Company's bonus plan may elect, generally prior to the fiscal year during which the bonus accrues, to receive nonqualified stock options with a "spread" value of up to 50% of the bonus such employee becomes entitled to receive in lieu of the bonus amount equal to the "spread" value. The eligible employee receives in cash the balance of the annual bonus that is not foregone as a result of the grant of the stock option. The exact percentage, up to 50%, of the bonus that an eligible employee forgoes to receive a stock option is in the discretion of the eligible employee. The "spread" value of a stock option is the number of shares subject to such option multiplied by the difference between the fair market value of the Common Stock on the date of grant and the exercise price per share of the stock option. The Company's Board of Directors adopted the 1992 Bonus Plan on August 20, 1992 and on October 27, 1992 the Company's shareholders approved the 1992 Bonus Plan.

(2) The column for 1996 includes all options repriced for such Named Executive Officer during fiscal 1996. As a result, the number of options shown as granted during fiscal 1996 to such Named Executive Officer may be duplicative since these numbers include options that are also reported as being granted to such Named Executive Officer during prior fiscal years.

(3) This executive officer received certain personal benefits in addition to salary and bonus. The aggregate amounts of such personal benefits, however, did not exceed the lesser of $50,000 or 10% of the total of the annual salary and bonus of such executive officer.

(4) Includes options exercisable for 300,000 shares that were repriced during fiscal 1996.

(5) The fiscal 1995 amount includes $16,095 of moving expenses reimbursed to Mr. Ratner in connection with his relocation to Dallas. In addition, Mr. Ratner contributed $10,400, $20,800 and $20,800 to the Company's Deferred Compensation Plan in fiscal 1995, fiscal 1996 and fiscal 1997, respectively, which may be payable in stock at the time of retirement.

(6) Includes options exercisable for 15,000 shares that were granted during fiscal 1996 and options exercisable for 65,000 shares that were repriced during fiscal 1996.

(7) Mr. Carrington contributed $6,500, $15,700 and $23,000 to the Company's Deferred Compensation Plan in fiscal 1995, fiscal 1996 and fiscal 1997, respectively, which amounts may be payable in stock at the time of retirement.

(8)  Mr. Esch was elected Vice President-Operations in January 1995.

(9) Includes options exercisable for 47,025 shares that were repriced during fiscal 1996.

(10) Mr. Esch contributed $1,950, $3,900 and $5,100 to the Company's Deferred Compensation Plan in fiscal 1995, fiscal 1996 and fiscal 1997, respectively, which may be payable in stock at the time of retirement.

(11) Mr. Gay was elected Vice President-Human Resources in August 1996.

(12) Includes options exercisable for 22,700 shares that were repriced during fiscal 1996.

(13) Mr. Suit was elected Vice President-Operations in August 1996.

(14) Mr. Suit contributed $2,400 to the Company's Deferred Compensation Plan in fiscal 1997 which may be payable in stock at the time of retirement.

(15) Mr. Purple was elected Vice President-Marketing in May 1995 and resigned from the Company in April 1997.

(16) Includes options exercisable for 25,000 shares that were repriced during fiscal 1996.

(17) The fiscal 1996 amount includes $25,000 of moving expenses reimbursed to Mr. Purple in connection with his relocation to Dallas. In addition, Mr. Purple contributed $1,950 and $1,650 to the Company's Deferred Compensation Plan in fiscal 1996 and fiscal 1997, respectively, which was paid in cash at the time Mr. Purple resigned from the Company.


     The following table discloses, for each of the Named Executive Officers, options granted during the fiscal year ended June 29, 1997 and the potential realizable values for such options:


                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                POTENTIAL REALIZABLE VALUE AT
                                                                                ASSUMED ANNUAL RATES OF STOCK
                                                                                      PRICE APPRECIATION
                                        INDIVIDUAL GRANTS                            FOR OPTION TERM (1)
                   -----------------------------------------------------------  ------------------------------
                                     % OF TOTAL
                    SECURITIES     OPTIONS/SHARES
                    UNDERLYING       GRANTED TO       EXERCISE
                      OPTIONS       EMPLOYEES IN       OR BASE      EXPIRATION
NAME               GRANTED (#)     FISCAL YEAR (2)    PRICE (3)       DATE                 5%          10%
----               -----------     ---------------    ---------     ----------          --------     --------

Phillip Ratner       100,000             51.1%          $5.375       10/28/07           $338,031     $856,637
H.G. Carrington,       7,500              3.8%           4.875        4/28/07             22,994       58,271
 Jr.
K. Dieter Esch            --               --               --             --                 --           --
Garry J. Gay           5,000              2.6%           5.000        8/26/06             15,722       39,844
                       1,500   *                         4.875        4/29/07              4,599       11,654
Gary L. Suit          10,000              5.1%           5.000        8/26/06             31,445       79,687
                       5,000              2.6%           4.875        4/28/07             15,329       38,847
Robert L. Purple          --               --               --             --                 --           --

--------------------
* Less than 1%

(1) These dollar amounts represent the value of the option assuming certain rates of appreciation from the market price of the Common Stock at the date of grant. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall market conditions. There can be no assurance that the amounts reflected in this column will be achieved.
(2) Represents the percentage of options/shares granted to all employees during fiscal 1997.
(3) Pursuant to the option plan under which these options were granted, the market price at the date of grant was the closing price of a share of common stock on the New York Stock Exchange on the date of grant.

     The following table describes for each of the Named Executive Officers options and the potential realizable values for their options at June 29, 1997:


                        OPTION VALUES AT JUNE 29, 1997


                                                                    VALUE OF UNEXERCISED
                             NUMBER OF SECURITIES UNDERLYING            IN-THE MONEY
                                 UNEXERCISED OPTIONS AT                  OPTIONS AT
                                    JUNE 29, 1997 (#)                 JUNE 29, 1997 (1)
                            ---------------------------------  -------------------------------

NAME                           EXERCISABLE     UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
----                        -----------------  --------------  ---------------  --------------

Phillip Ratner                   225,000          175,000          $168,750        $131,250

H.G. Carrington, Jr.              60,109           35,167            40,500          30,750

K. Dieter Esch                    39,359            7,666            29,519           5,750

Garry J. Gay                      15,700           13,500            11,775          11,125

Gary L. Suit                       7,334           27,666             6,584          25,666

Robert L. Purple                     -0-              -0-               -0-             -0-

--------------------

(1) Based on $5.875 per share of Common Stock, which was the closing price per share of Common Stock on June 29, 1997 on the New York Stock Exchange.


COMPENSATION AND EMPLOYMENT AGREEMENTS

     On October 28, 1996, Mr. Phillip Ratner and the Company entered into an Employment Agreement that supersedes a prior employment agreement by and between the Company and Mr. Ratner, dated June 25, 1994. The Employment Agreement provides for the employment of Mr. Ratner as President and Chief Executive Officer at an annual base compensation of $275,000. The agreement also provided for the grant to Mr. Ratner of stock options to acquire 100,000 shares of Common Stock ("Options"). The Options consist of incentive stock options and nonqualified stock options. The options vest in four equal installments of twenty-five percent (25%) on each of June 25, 1999, 2000, 2001 and 2002. The vesting of all or a portion of the options may be accelerated under certain circumstances. Mr. Ratner may resign from the Company by providing 60 days' advance written notice, in which event, the Company's sole obligation shall be to pay him, in cash, an amount equal to his unreimbursed expenses, four weeks base compensation and any specifically declared but unpaid bonuses. The Company may terminate Mr. Ratner's employment without notice and without "cause" (as defined in the agreement) and he may, with 60 days' notice, terminate his employment for "good reason" (as defined in the agreement). In either event, the Company's sole obligation shall be to pay him, in cash, his monthly base pay in effect at the time of termination for six months; provided, however, that such monthly payments shall continue for an additional six months, unless Mr. Ratner has obtained employment during such period, in which case such monthly payments shall be reduced by the amount of monthly base received by him under such new employment.

     Under the terms of a letter dated August 18, 1993, regarding the compensation of Mr. H. G. Carrington, Jr., Mr. Carrington is entitled to payment of six-month's salary upon the event of his resignation or termination of employment within the six-month period immediately following a change of control or sale of the Company. Mr. Carrington is not required to give any advance notice to the Company of his intention to terminate employment, and the Company is not required to give Mr. Carrington any advance notice of the Company's intention to terminate his employment. The Company and Mr. Carrington negotiated the terms of Mr. Carrington's employment with the Company at arm's length.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Board of Directors has established a Compensation Committee to review and approve the compensation levels of executive officers of the Company, evaluate the performance of the executive officers, consider senior management succession issues and any related matters for the Company. The Compensation Committee is charged with reviewing with the Board of Directors in detail all aspects of the cash compensation for the executive officers of the Company. Stock option compensation for the executive officers is considered by the Incentive Stock Option Committee.

     The philosophy of the Company's compensation program is to employ, retain and reward executives capable of leading the Company in achieving its business objectives. These objectives include preserving a strong financial posture, increasing the assets of the Company, positioning the Company's assets and business operations in geographic markets and industry segments offering long term growth opportunities, enhancing shareholder value and ensuring the survival of the Company. The accomplishment of these objectives is measured against conditions prevalent in the industry within which the Company operates. In recent years these conditions reflect a highly competitive market environment and rapidly changing regional, geographic and overall industry market conditions.

     The available forms of executive compensation include base salary, cash bonus awards and incentive stock options. Performance of the Company is a key consideration (to the extent that such performance can fairly be attributed or related to such executive's performance), as well as the nature of each executive's responsibilities and capabilities. The Company's compensation policy recognizes, however, that stock price performance is only one measure of performance and, given industry business conditions and the long term strategic direction and goals of the Company, it may not necessarily be the best current measure of executive performance. Therefore, the Company's compensation policy also gives consideration to the Company's achievement of specified business objectives when determining executive officer compensation. Compensation paid to executive officers is based upon a Company-wide salary structure consistent for each position relative to its authority and responsibility compared to industry peers.

     An additional objective of the Compensation Committee and the Incentive Stock Option Committee in determining compensation is to reward executive officers with equity compensation in addition to salary in keeping with the Company's overall compensation philosophy, which attempts to place equity in the hands of its employees in an effort to further instill shareholder considerations and values in the actions of all the employees and executive officers. In making its determination, some consideration is given by the Incentive Stock Option Committee to the number of options already held by such persons. Incentive stock option awards in fiscal 1997 were used to reward seven executive officers and to retain them through the potential of capital gains and equity buildup in the Company. The number of stock options granted was determined by the subjective evaluation of each executive's ability to influence the Company's long term growth and profitability. The Compensation Committee believes that the award of options represents an effective incentive to create value for the shareholders.

     Based on comparative industry data, and as the result of arm's-length negotiations, on October 28, 1996, the Company entered into an employment agreement with Mr. Phillip Ratner (which supplements a previous employment agreement dated as of June 25, 1994) that provides for the employment of Mr. Ratner as President and Chief Executive Officer at an annual base compensation of $275,000. The Employment Agreement also provided for the grant to Mr. Ratner of a combination of incentive and nonqualified stock options to acquire 100,000 shares of Common Stock. The Employment Agreement was unanimously approved by the Board of Directors, and the Compensation Committee and the Incentive Stock Option Committee.

     The Compensation Committee believes that the compensation of the Company's other executive officers was reasonably related to the performance of the Company and those individuals during fiscal 1996.

COMPENSATION COMMITTEE                   INCENTIVE STOCK OPTION COMMITTEE
Frank Cuellar, Jr.                       Frank Cuellar, Jr.
C. Cleave Buchanan, Jr.                  James F. Moore
Peter Hnatiw                             Cynthia I. Pharr
Cynthia I. Pharr
William B. Rea, Jr.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal 1997, the Compensation Committee has been comprised of Frank Cuellar, Jr., C. Cleave Buchanan, Jr., Peter Hnatiw, Cynthia I. Pharr and William B. Rea, Jr. No member of the Compensation Committee is, or was during fiscal 1997, an officer or employee of the Company or any of its subsidiaries or had any relationship requiring disclosure pursuant to Item 404 of Commission Regulation S-K. No executive officer of the Company served as a member of the Compensation Committee (or other board committee performing similar functions or, in the absence of any such committee, the entire board of directors) of another corporation, one of whose executive officers served on the Compensation Committee. No executive officers of the Company served as a director of another corporation, one of whose executive officers served on the Compensation Committee. No executive officer of the Company served as a member of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another corporation, one of whose executive officers served as a director of the Company.

COMMON STOCK PERFORMANCE GRAPH

     The following performance graph compares the five-year cumulative return of the Common Stock with that of the Broad Market (New York Stock Exchange Market Value Index) and a group of the Company's peer corporations. Each index assumes $100 invested at July 4, 1992 and is calculated assuming quarterly reinvestment of dividends and quarterly weighting by market capitalization.

                      COMPARATIVE FIVE-YEAR TOTAL RETURNS
            SPAGHETTI WAREHOUSE, INC., PEER GROUP AND BROAD MARKET
                     (PERFORMANCE RESULTS THROUGH 6/29/97)


                             [GRAPH APPEARS HERE]


                              July 4,     July 4,     July 3,     July 2,     June 30,    June 29,
    Fiscal Year Ending         1992        1993        1994        1995        1996        1997
--------------------------------------------------------------------------------------------------

Spaghetti Warehouse, Inc.     100.00       56.50       32.77       23.73       24.29       26.55
--------------------------------------------------------------------------------------------------

Peer Group                    100.00      124.17      112.26       98.81      103.83       98.98
--------------------------------------------------------------------------------------------------

Broad Market                  100.00      113.41      117.36      140.09      175.27      228.94
--------------------------------------------------------------------------------------------------

     The Broad Market (New York Stock Exchange Market Value Index) comprises all companies with common stock listed on the New York Stock Exchange. The Peer Group is composed of the following companies:

Brinker International,   Family Steak Houses of       Piccadilly Cafeterias,
 Inc.                     Florida, Inc.                Inc.
Buffets, Inc.            Frisch's Restaurants, Inc.   Ryans Family Steak Houses,
Ciatti's, Inc.           Luby's Cafeterias, Inc.       Inc.
Cracker Barrel Old       Marcus Corp.                 Shoney's, Inc.
 Country Store           Pancho's Mexican Buffet,     Uno Restaurant CP
Cucos, Inc.               Inc.                        Vicorp Restaurants, Inc.
El Chico Restaurants,    Perkins Family Restaurants,
 Inc.                     L.P.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     There were no transactions during fiscal 1997 that are reportable under this item.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities (the "10% Shareholders"), to file reports of ownership and changes of ownership with the Commission and the New York Stock Exchange. Officers, directors and 10% Shareholders of the Company are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms so filed.

     Based solely on review of copies of such forms received, the Company believes that, during the last fiscal year, all filing requirements under
Section 16(a) applicable to its officers, directors and 10% Shareholders were timely, except that Mr. Bodnar, Mr. Buchanan, Mr. Carrington, Mr. Ellis,
Mr. Gay, Mr. Ratner, Ms. Pharr and Mr. Suit each filed one Form 4 late.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE INDIVIDUALS NOMINATED FOR ELECTION AS A DIRECTOR.

                                OTHER BUSINESS

     The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy as in their discretion they may deem appropriate, unless they are directed by the proxy to do otherwise.


               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The Company's independent public accountants since October 26, 1994 have been the firm of Arthur Andersen LLP. It is expected that one or more representatives of such firm will attend the Annual Meeting and be available to respond to any questions. Such representatives will be given an opportunity to make statements at the Annual Meeting, if they so desire, and are expected to be available to respond to appropriate questions.


                   DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

     Shareholder proposals to be included in the proxy statement for the 1998 Annual Meeting must be received by the Company no later than May 25, 1998.


                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        H. G. Carrington, Jr., Secretary

September 23, 1997
Garland, Texas


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING AND WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                     PROXY

                           SPAGHETTI WAREHOUSE, INC.
                                 402 West I-30
                             GARLAND, TEXAS 75043


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby appoints Phillip Ratner and H.G. Carrington, Jr., and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side, all of the shares of the common stock of Spaghetti Warehouse, Inc. (the "Company"), held of record by the undersigned on September 12,1997, at the Annual Meeting of Shareholders of the Company to be held on October 28,1997, and any adjournment(s) thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES UNDER PROPOSAL 1 AND THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTERS REFERRED TO IN PROPOSAL 2.

                   [To Be Dated And Signed On Reverse Side]

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

                                                               Please mark
                                                              your votes as
                                                               indicated in
                                                               this example [X]


1. PROPOSAL TO ELECT AS DIRECTORS OF THE COMPANY THE FOLLOWING PERSONS TO HOLD OFFICE UNTIL THE NEXT ANNUAL ELECTION OF DIRECTORS BY SHAREHOLDERS OR UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND HAVE QUALIFIED.

 FOR all nominees              WITHHOLD
listed to the right            AUTHORITY
 (except as marked     to vote for all nominees
 to the contrary)        listed to the right
         [ ]                      [ ]

NOMINEES: C. Cleave Buchanan, Jr., H. G. Carrington, Jr., Frank Cuellar, Jr., John T. Ellis, Robert R. Hawk, Peter Hnatiw, James F. Moore, Cynthia I. Pharr, Phillip Ratner, William B. Rea, Jr.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write than nominee's name in the space provided below.)

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2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER
BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

    FOR     AGAINST     ABSTAIN
    [ ]       [ ]         [ ]



                       ___
                         |     Dated:                                     , 1997
                                     -------------------------------------


                               -------------------------------------------------
                               Signature


                               -------------------------------------------------
                               Signature, If Held Jointly

                               Please execute this proxy as you mane appears hereon. When shares are held by joint tenants, both sould sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. PLEASE, MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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